# 2012
# FOURTH QUARTER RESULTS
## JANUARY 22, 2013

SYNOVUS®

# Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics, including classified assets and future NPL inflows; (2) expectations on loan balances and future loan growth; (3) expectations on deposit trends and deposit mix; (4) expectations regarding the deferred tax asset, including realization of the net deferred tax asset and on our ability to include all of the deferred tax asset in future regulatory capital; (5) expectations regarding the repayment of our obligations under TARP; (6) expectations regarding our ability to receive dividends from Synovus Bank; (7) expectations regarding the impact of our ongoing efficiency initiatives and further cost savings; and (8) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2011 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

# Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; the ratio of pre-tax, pre-credit costs income to risk weighted assets; non-interest income excluding net investment securities gains; net sequential quarter loan growth (decline), core expenses; the Tier 1 common equity ratio; the tangible common equity to tangible assets ratio; tangible book value per common share; and core deposits. The most comparable GAAP measures to these measures are income before income taxes; the ratio of net income (loss) to average total assets, total non-interest income, net sequential quarter total loan growth (decline), total non-interest expense; the ratio of total equity to total assets; book value per common share, and total deposits, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Pre-tax, pre-credit costs income and pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain non-core income/expenses such as restructuring charges. Non-interest income excluding net investment securities gains is a measure used by management to evaluate non-interest income exclusive of net investment securities gains. Net sequential quarter loan growth (decline) is a measure used by management to evaluate organic loan growth. Core expenses is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The Tier 1 common equity ratio and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. Tangible book value per common share is a measure used by management to evaluate book value per common share. Core deposits is a measure used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

# A milestone quarter


($ in millions)
Net Income(1)
$720
$540
$360
$180
$0
$12.8
$21.4
$24.8
$16.0
$712.8
Diluted EPS
4Q11
1Q12
2Q12
3Q12
4Q12
$0.01
$0.02
$0.03
$0.02
$0.78

## 4Q12 Highlights

- $800 million income tax benefit from deferred tax asset recapture
- Successfully executed distressed asset sales of approximately $545 million which drove acceleration in credit quality improvement
- Net loan growth[2] of approximately $345 million in 4Q12, up from approximately $240 million in 3Q12
  - Reported total loans declined $190.2 million sequentially, impacted by distressed loan sales of approximately $475 million

[1] To common shareholders
[2] Excluding the impact of transfers to loans held for sale, charge-offs, and foreclosures. Non-GAAP financial measure; see appendix.

# $800 million benefit from DTA recapture

- $800 million benefit from deferred tax asset recapture recorded in 4Q12
- Confidence in the sustainability of future profitability at sufficient levels, as well as continued improvement in credit quality, were important considerations in the deferred tax asset valuation allowance reversal
- Recapture of deferred tax asset drove $0.89 increase in tangible book value per common share to $2.96
- Capital ratios also benefited from deferred tax asset recapture
  - Tangible common equity ratio increased 232 b.p.s to 9.67%
  - Approximately $714 million of net deferred tax assets (DTAs) continue to be excluded from regulatory capital at December 31, 2012. Disallowed DTAs will decrease over time, thus creating additional regulatory capital in future periods.

# Pre-tax, pre-credit costs income[1] declined slightly; credit costs[2] impacted by bulk sale



(in millions)
$190
$127
$63
$0
$177
$158
$143
$121
$117
$119
$114
$91
$111
$91
$107
$70
$112
$86
$108
$186
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Pre-tax, Pre-credit Costs Income(1)
Total Credit Costs(2)

(1) Non-GAAP financial measure; see appendix.

(2) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

# Net interest margin declined modestly



3.55%
3.45%
3.35%
3.25%
3.52%
3.55%
3.48%
3.51%
3.45%
4Q11
1Q12
2Q12
3Q12
4Q12

- 4Q12 vs. 3Q12:
  - Yield on earning assets down 10 b.p.s
  - Effective cost of funds down 4 b.p.s

# Increased net loan growth*


Total loans
(in billions)
$25
$20
$15
$10
$5
$0
$20.08
$19.73
$19.54
$3.87
$8.94
$7.27
$3.96
$9.04
$6.73
$4.00
$9.10
$6.44
64%
36%
67%
33%
4Q11
3Q12
4Q12
CRE
C&I
Retail

| (in millions) | 4Q11 | 3Q12 | 4Q12 |
|---|---|---|---|
| Sequential quarter total loan (decline) growth: | ($22.3) | $51.7 | **($190.2)** |
| Sequential quarter net loan growth*: | $166.8 | $239.6 | **$345.4** |

- Sequential quarter net loan growth* of approximately $345 million
- C&I and retail loans net loan growth* of approximately $250 million for 4Q12
- Reported total loans sequential quarter decline impacted by distressed loan sales of approximately $475 million
- Net loan growth* of approximately $589 million for the year vs. decline of approximately $371 million for 2011

*Excluding the impact transfers to loans held for sale, charge-offs, and foreclosures. Non-GAAP financial measure; see appendix.

# Successful first full year from corporate banking[1] teams



Loans outstanding(2)
(in millions)
$1,220
$953
$687
$420
Up $583 million from 4Q11
Up $205 million from 3Q12
$633
$710
$789
$1,011
$1,216
4Q11
1Q12
2Q12
3Q12
4Q12

(1) Consists of loan syndications, senior housing, and other corporate business lines
(2) Net of loans transferred into these business lines

# Deposit mix improvement

Core deposits[1]



(in billions)
$21
$14
$7
$0
$20.6
$4.6
$4.1
$6.5
$5.4
22%
78%
$19.9
$3.8
$4.0
$6.7
$5.4
$20.0
$3.6
$4.6
$6.1
$5.7
18%
82%
4Q11
3Q12
4Q12
Time
NOW/Savings
Money Market
Non-interest Bearing

- Continued favorable trend in lower cost core deposits
- Core deposits excluding time deposits[2] increased $343.6 million or 2.1% year-over year
- Total deposits of $21.06 billion decreased $1.35 billion vs. 4Q11 due to planned reductions in brokered and time deposits
- Brokered deposits declined $690.4 million or 38.7% from 4Q11 and now represent only 5.2% of total deposits compared to 8.0% a year ago

(1) Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix.
(2) Non-GAAP financial measure; see appendix.

# Continued decline in effective cost of core deposits



Core Deposits(1) Cost (2)
80 b.p.s
60 b.p.s
40 b.p.s
20 b.p.s
0 b.p.s
72 b.p.s
67 b.p.s
62 b.p.s
53 b.p.s
47 b.p.s
41 b.p.s
34 b.p.s
30 b.p.s
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
2012 38 b.p.s (3)
2011 63 b.p.s (3)
25 b.p.s improvement

(1) Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix.
(2) Cost of core deposits including non-interest bearing deposits
(3) Weighted average cost of core deposits for full year

# Fee income initiatives contributed to core banking fees[1] growth

- 2012 fee income initiatives contributed approximately $4 million in additional core banking fees[1] during 4Q12 and approximately $9 million during 2012
- Service charges on deposit accounts up $479 thousand or 2.3% from 3Q12 and up $1.7 million or 8.9% from 4Q11
- Financial management services revenues[2] up $1.0 million or 5.4% from 3Q12, and up $1.1 million or 6.0% from 4Q11
  - Family Asset Management recently named to Bloomberg list of "Top 50 Family Offices" in 2012 and recognized as 35th largest in the world
- Total reported non-interest income of $80.1 million in 4Q12 compared to $73.2 million in 3Q12, and $73.5 million in 4Q11
- Non-interest income excluding investment securities gains[3] was $71.9 million in 4Q12 compared to $66.6 million in 3Q12, and $63.1 million in 4Q11

(1) Include service charges on deposit accounts, bankcard fees, letter of credit fees, gains (losses) on SBA sales, line of credit non-usage fees, and miscellaneous other service charges
(2) Consists primarily of fiduciary and asset management fees and brokerage revenue
(3) Non-GAAP financial measure; see appendix.

# Continued focus on efficiency

- Achieved substantial progress to align operating costs with the size of our organization while continuing to make investments in talent and infrastructure that enhances the customer experience.
- Core expenses* decreased by $25.1 million and $95.3 million, in 2012 and 2011, respectively, reflecting the impact of the efficiency initiatives announced in early 2011, as well as additional efficiencies implemented during 2012.
- Total reported 2012 non-interest expense of $692.3 million down $87.5 million or 9.7% year-over-year
- Recently completed a company-wide analysis of cost structure. Identified new expense savings initiatives of approximately $30 million. Implementation has begun and will continue during 2013. Management continues to focus on identifying additional efficiency opportunities.

**Headcount**



7,385
6,876
6,385
6,109
5,224
4,963
2007
2008
2009
2010
2011
2012

* Excluding Visa indemnification charges, restructuring charges, curtailment loss, and credit costs. Non-GAAP financial measure; see appendix.

# Executed successful bulk sale of distressed assets



(dollars in millions)
$600
$450
$300
$150
$0
$192
$195
$169
$147
$135
$128
$110
$545
45%
45%
37%
39%
42%
35%
43%
45%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Book Balance of Dispositions
Realization Rate as % of Unpaid Principal Balance at Default

Composition of total 4Q12 sales by asset type:

- 14% ORE/HFS Loans
- 58% Non-Performing Loans
- 21% Substandard Accruing Loans
- 7% Special Mention/Other Loans

(14% ORE/HFS Loans and 58% Non-Performing Loans: 72% NPAs)

Approximately 70% of assets sold in 4Q12 were real estate-related

# 2013 NPL inflows expected to trend downward from 3Q12 levels



(in millions)
$310
$233
$155
$78
$0
$307
$231
$222
$189
$140
$124
$115
$263
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

NPL inflows increased during 4Q12 due to the addition of one larger credit relationship to non-performing status

- Substantially all of this relationship was previously classified as substandard accruing, resulting in minimal impact on classified assets in 4Q12
- We expect NPL inflows to return to 3Q12 levels or below during 1Q13 and to trend downward thereafter. Synovus currently has two substandard accruing credits and six special mention credits greater than $20 million, none of which are over $40 million.

# NPAs declined 37% from a year ago

| | 4Q11 | 4Q12 |
|---|---|---|
| NPL Ratio | 4.40% | 2.78% |
| NPA Ratio | 5.50% | 3.57% |



(in millions)
$1,600
$1,200
$800
$400
$0
$1,275
$380
$895
$1,219
$334
$885
$1,164
$292
$872
$1,117
$234
$883
$1,056
$220
$836
$961
$206
$755
$899
$199
$700
$703
$160
$543
37% decline from 4Q11
22% decline from 3Q12
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Non-performing Loans
ORE & HFS Loans

# Synovus Bank classified assets declined $441 million or 25% from 3Q12



(dollars in millions)
Classified Assets(1)
$2,600
$1,950
$1,300
$650
$0
$2,178
62.5 %(2)
$2,024
57.7%(2)
$1,965
55.9%(2)
$1,788
50.7%(2)
$1,347
38.0%(2)
4Q11
1Q12
2Q12
3Q12
4Q12

- Synovus Financial Corp. classified assets of $1.44 billion or 44.8%(2) as of December 31, 2012

(1) Synovus Bank
(2) Classified assets as % of Tier I capital + ALLL

# Net charge-offs* elevated by bulk sale



(dollars in millions)
$200
$150
$100
$50
$0
3.12%
$167
3.22%
$167
2.72%
$138
2.26%
$113
1.90%
$95
1.99%
$99
1.97%
$96
3.94%
$194
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

*Percentage ratios annualized

# Past dues remained at low levels



(dollars in millions)
$240
$180
$120
$60
$0
0.96%
0.91%
0.05%
0.97%
0.86%
0.11%
0.99%
0.86%
0.13%
0.74%
0.67%
0.07%
0.73%
0.69%
0.04%
0.47%
0.44%
0.03%
0.55%
0.50%
0.05%
0.54%
0.51%
0.03%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Accruing > 90 Days Past Due
Accruing 30 - 89 Days Past Due

# Pass rated credits increased $1 billion from a year ago



Loan Portfolio by Risk Grade
($ in millions)
$20,500
$15,375
$10,250
$5,125
$0
$ 20,080
883
1,177
2,089
15,931
$ 19,732
700
965
1,494
16,573
$ 19,542
543
673
1,377
16,949
4Q11
3Q12
4Q12
Pass
Special Mention
Accruing Substandard
Non-Performing

# DTA recapture increased tangible book value per share and benefited capital ratios[1]

Tangible Book Value Per Common Share[1][2]



$3.00
$2.25
$1.50
$0.75
$0
$2.02
$2.01
$2.05
$2.07
$2.96
4Q11
1Q12
2Q12
3Q12
4Q12

Tangible Common Equity Ratio[1][2]



10.0%
7.5%
5.0%
2.5%
0%
6.81%
6.81%
7.12%
7.35%
9.67%
4Q11
1Q12
2Q12
3Q12
4Q12

Tier I Common Equity Ratio[1][2]



8.8%
8.7%
8.6%
8.4%
8.3%
8.49%
8.67%
8.80%
8.73%
8.72%(3)
4Q11
1Q12
2Q12
3Q12
4Q12

Tier I Risk-Based Capital Ratio[1]



13.4%
13.3%
13.1%
13.0%
12.8%
12.94%
13.19%
13.35%
13.23%
13.24%(3)
4Q11
1Q12
2Q12
3Q12
4Q12

- Approximately $714 million of net deferred tax assets (DTAs) continue to be excluded from regulatory capital at December 31, 2012. Disallowed DTAs will decrease over time, thus creating additional regulatory capital in future periods.

(1) Synovus Financial Corp.
(2)Non-GAAP financial measure; see appendix.
(3) Preliminary

# DTA recapture drove improvement in Synovus Bank's capital ratios



Tier I Leverage Ratio
13.0%
12.0%
11.0%
10.0%
9.0%
10.82%
11.27%
11.66%
12.12%
12.41%*
4Q11
1Q12
2Q12
3Q12
4Q12



Total Risk-Based Capital Ratio
16.5%
15.6%
14.8%
13.9%
13.0%
15.14%
15.55%
15.86%
15.85%
16.14%*
4Q11
1Q12
2Q12
3Q12
4Q12



Tier I Risk-Based Capital Ratio
15.0%
14.3%
13.5%
12.8%
12.0%
13.87%
14.29%
14.60%
14.59%
14.88%*
4Q11
1Q12
2Q12
3Q12
4Q12

* Preliminary

# Well positioned for TARP repayment

- 4Q12 results position Synovus for TARP repayment no later than the end of 2013
  - $800 million deferred tax asset recapture
  - Improvement of Synovus Bank's classified asset ratio to 38% at year-end
  - Results improve Synovus Bank's ability to upstream dividends to the holding company, subject to regulatory approval

# APPENDIX

SYNOVUS®

# Earnings Summary

(dollars in thousands, except per share data)

| Income Statement Data | 4Q12 | 3Q12 | 4Q12 vs. 3Q12 $ change |
|---|---|---|---|
| Net interest income | $207,456 | $212,345 | ($4,889) |
| Non-interest income excluding securities gains, net (1) | 71,884 | 66,577 | 5,307 |
| Non-interest expense, excluding other credit costs, restructuring charges, and Visa indemnification charges | 171,384 | 167,421 | 3,963 |
| Pre-tax, pre-credit costs income (1) | 107,956 | 111,501 | (3,545) |
| Investment securities gains, net | 8,233 | 6,656 | 1,577 |
| Credit costs (2) | 185,762 | 85,618 | 100,144 |
| Restructuring charges | 1,969 | 1,192 | 777 |
| Visa indemnification charges | 757 | 833 | (76) |
| Income tax benefit | 799,795 | 211 | 799,584 |
| Dividends and accretion of discount on preferred stock | 14,736 | 14,695 | 41 |
| Net income available to common shareholders | $712,760 | $16,030 | $696,730 |
| Diluted net income per common share | $0.78 | $0.02 | $0.76 |
| Average diluted common shares outstanding | 911,251 | 910,396 | 855 |

- Average diluted common shares include impact of tMEDS (approximately 123 million shares) due to net profit

(1) Non-GAAP financial measure; see appendix.

(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

# Non-interest Income

| (dollars in thousands) | 4Q12 | 3Q12 | 4Q11 | 4Q12 vs. 3Q12 % Change | 4Q12 vs. 4Q11 % Change |
|---|---|---|---|---|---|
| Service charges on deposit accounts | $20,883 | $20,404 | $19,175 | 2.3% | 8.9% |
| Fiduciary and asset management fees | 10,537 | 10,340 | 10,763 | 1.9% | (2.1%) |
| Brokerage revenue | 7,127 | 6,844 | 6,939 | 4.1% | 2.7% |
| Mortgage banking income | 9,025 | 9,261 | 4,847 | (2.5%) | 86.2% |
| Bankcard fees | 10,137 | 7,866 | 7,150 | 28.9% | 41.8% |
| Investment securities gains, net | 8,233 | 6,656 | 10,337 | 23.7% | (20.4%) |
| Other fee income | 6,211 | 5,276 | 4,310 | 17.7% | 44.1% |
| Private equity investments gains (losses) | 1,805 | (944) | (177) | nm | nm |
| Other non-interest income | 6,159 | 7,530 | 10,126 | (18.2%) | (39.2%) |
| **Total non-interest income** | **$80,117** | **$73,233** | **$73,470** | **9.4%** | **9.0%** |
| **Non-interest income excluding investment securities gains*** | **$71,884** | **$66,577** | **$63,133** | **8.0%** | **13.9%** |

* Non-GAAP financial measure; see appendix.

nm - not meaningful

# Non-interest Expense

| (dollars in thousands) | 4Q12 | 3Q12 | 4Q11 | 4Q12 vs. 3Q12 % Change | 4Q12 vs. 4Q11 % Change |
|---|---|---|---|---|---|
| Salaries and other personnel expense | $94,901 | $93,177 | $93,115 | 1.9% | 1.9% |
| Net occupancy and equipment expense | 26,063 | 26,647 | 27,338 | (2.2%) | (4.7%) |
| FDIC insurance and other regulatory fees | 8,237 | 9,205 | 13,238 | (10.5%) | (37.8%) |
| Foreclosed real estate expense | 34,978 | 11,997 | 31,853 | 191.6% | 9.8% |
| Other credit costs | 4,258 | 10,049 | 4,109 | (57.6%) | 3.6% |
| Professional fees | 12,037 | 10,074 | 10,321 | 19.5% | 16.6% |
| Data processing expense | 8,420 | 8,284 | 8,532 | 1.6% | (1.3%) |
| Restructuring charges | 1,969 | 1,192 | 639 | 65.2% | 208.1% |
| Visa indemnification charges | 757 | 833 | 5,942 | (9.1%) | nm |
| Other operating expenses | 21,726 | 20,034 | 23,995 | 8.4% | (9.5%) |
| **Total non-interest expense** | **$213,346** | **$191,492** | **$219,082** | **11.4%** | **(2.6%)** |
| **Core expenses*** | **$171,384** | **$167,421** | **$176,539** | **2.4%** | **(2.9%)** |

nm - not meaningful

*Excluding Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix.

# Pre-tax, Pre-credit Costs Income[1]

(dollars in millions)



$113.8
$110.6
$106.6
$111.5
$108.0
4Q11
1Q12
2Q12
3Q12
4Q12

**4Q12 vs. 3Q12 Key Drivers**
(in millions)
-net interest income ↓$4.9
-non-interest income ↑ $5.3
(excluding securities gains, net)[1]
-core expenses[1] ↑ 3.9

| | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Income before income taxes | $27 | $36 | $38 | $31 | ($73) |
| Add: Provision for losses on loans | 54 | 66 | 44 | 64 | 147 |
| Add: Other credit costs[2] | 36 | 25 | 26 | 22 | 39 |
| Add: Restructuring charges | 1 | 1 | 1 | 1 | 2 |
| Add: Visa indemnification charges | 6 | 3 | 2 | 1 | 1 |
| Subtract: Investment securities gains, net | (10) | (20) | (4) | (7) | (8) |
| **Pre-tax, pre-credit costs income [1]** | **$114** | **$111** | **$107** | **$112** | **$108** |
| **Pre-tax, pre-credit costs income/risk-weighted assets [1][3]** | **2.1%** | **2.1%** | **2.0%** | **2.1%** | **2.0%[4]** |

(1) Non-GAAP financial measure; see appendix.
(2) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale.
(3) Annualized
(4) Preliminary

# Deferred Tax Asset Recapture

| (in millions) | 4Q12 |
|---|---|
| **Net deferred tax assets before valuation allowance** | **$828** |
| **Valuation allowance** | **(18)** |
| **Net deferred tax assets after valuation allowance** | **$810** |

- The deferred tax asset valuation allowance is assessed at each reporting period.
- Based on our assessment at December 31, 2012 and the weight of all available positive and negative evidence, management concluded that it is more likely than not that $810 million of the deferred tax assets will be realized.
- In making this determination, negative evidence which included the Company's cumulative three year loss position and current economic conditions were weighed against positive evidence, which included credit quality improvements, trending, and management's high level of confidence in the sustainability of future profitability at sufficient levels to realize the December 31, 2012 deferred tax asset, as noted above.
- The valuation allowance of $18 million at December 31, 2012, relates primarily to state income tax credits that have various expiration dates through the tax year 2018, and are expected to expire before they can be realized.
- The income tax benefit of $800 million and $802 million for the three and twelve months ended December 31, 2012, respectively, is due primarily to the reversal of the valuation allowance against net deferred tax assets.
- The recapture of the deferred tax asset increased total shareholders' equity by $808 million. However, the amount of deferred tax assets that can be included in regulatory capital is generally limited to the amount of deferred tax assets expected to be realized within the next twelve months.
- Approximately $714 million of net deferred tax assets (DTAs) continue to be excluded from regulatory capital at December 31, 2012. Disallowed DTAs will decrease over time, thus creating additional regulatory capital in future periods.
- Several recent legislative proposals have each called for lowering the current 35% corporate income tax rate. If the corporate income tax rate is lowered, it would reduce the value of the deferred tax asset.

# Special Mention Loans (Criticized)

(dollars in millions)


$2,528
$2,334
$2,095
$2,089
$1,966
$1,652
$1,493
$1,377
Down 34% from 4Q11
Down 8% from 3Q12
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

# Substandard Accruing Loans

(dollars in millions)



$1,400
$1,050
$700
$350
$0
$1,375
$988
$387
$1,176
$810
$366
$1,065
$710
$355
$1,067
$686
$381
$965
$621
$344
$673
$400
$273
43% decline from 4Q11
31% decline from 3Q12
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of Substandard Accruing Loans
16%
24%
6%
4%
50%
Investment Properties
C&I
Retail
Land
Residential

# Potential Problem Commercial Loans*



(dollars in millions)
$1,283
$1,199
$942
$780
$685
$669
$597
$370
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Down 80% from peak in 3Q10
Down 38% from 3Q12

* Potential problem loans consist of commercial substandard accruing loans but exclude loans 90 days past due and still accruing interest and accruing TDRs which are reported separately

# Troubled Debt Restructurings

(dollars in millions)



Total Accruing TDRs: $675 million
as of 12/31/12
Pass
22%
$145
Substandard
41%
$281
Special Mention
37%
$249



Total TDR Trends
$652
$545
$107
$693
$552
$141
$811
$640
$171
$882
$668
$214
$868
$651
$217
$907
$687
$220
$917
$699
$218
$771
$675
$96
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Non-accruing TDRs
Accruing TDRs

- 72% of accruing TDRs are not Residential or Land-related
- 59% of accruing TDRs are rated better than substandard, an improvement from 51% in 3Q12 and 47% in 2Q12
- Approximately 99% of accruing TDRs are paid current; there are no accruing 90-day past due TDRs
- Any concession to customers experiencing financial difficulty results in a TDR classification

# NPL Inflows by Portfolio Type

| (dollars in millions) | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Investment properties | $19 | $14 | $36 | $35 | $79 |
| Residential properties/ Land-related | 67 | 67 | 35 | 36 | 144 |
| Commercial and industrial | 77 | 38 | 32 | 25 | 25 |
| Retail | 26 | 21 | 21 | 19 | 15 |
| **Total** | **$189** | **$140** | **$124** | **$115** | **$263** |

# Residential C&D and Land Acquisition Portfolio

(dollars in millions)



Performing Residential C&D and Land Acquisition Portfolios
$5,875
$4,762
$2,821
$1,768
$1,363
$970
Decline of 83% from peak
4Q07
4Q08
4Q09
4Q10
4Q11
4Q12

- The Residential C&D and Land Portfolio comprises approximately 47% of total NPAs
- Performing Residential C&D and Land Acquisition Portfolio has decreased by 83% from a peak of $5.9B in 4Q07 to less than $1.0B in 4Q12
  - 4Q07 portfolio represented 22% of total performing loans
  - 4Q12 portfolio represents 5% of total performing loans

Performing Residential C&D and Land as of 12/31/12



Florida 15%
Alabama 15%
Atlanta 23%
Tennessee 2%
South Carolina 15%
Other Georgia 30%

Key Credit Metrics as of 12/31/12

| | Outstanding Balance* | NPLs | NPL Ratio | Pass | Special Mention | Sub-standard |
|---|---|---|---|---|---|---|
| 1-4 Family Construction | $131 | 8 | 5.83% | $105 | 8 | $10 |
| Residential Land Dev. | 282 | 38 | 13.44 | 145 | 47 | 52 |
| Land Acquisition | 794 | 191 | 24.11 | 417 | 144 | 42 |
| **Total Res. C&D & Land** | **1,207** | **237** | **19.60** | **666** | **199** | **104** |
| 1-4 Family Investment Mortgage | $866 | 27 | 3.12 | $653 | 142 | $44 |

*Includes accruing and non-accruing loans

# Investment Properties Portfolio

(dollars in millions)

Total Investment Properties: $4.4 billion as of 12/31/12



Other Investment Property 11%
Multi-Family 18%
Warehouses 12%
Hotels 15%
Commercial Development 6%
Shopping Centers 20%
Office Buildings 18%

Investment Property Portfolio as of 12/31/12

| | Outstanding Balance | NPL Inflows | NPL Ratio | 30+ DPD Ratio | 4Q12 Net Charge-off Ratio (Annualized) |
|---|---|---|---|---|---|
| Multi-family | $796 | 7 | 1.02% | 0.08 | 0.38% |
| Hotels | 655 | 4 | 0.75 | - | 0.88 |
| Office Buildings | 774 | 4 | 0.63 | 0.21 | 3.52 |
| Shopping Centers | 897 | 9 | 1.05 | 0.12 | 6.25 |
| Warehouses | 538 | 2 | 0.54 | 0.19 | 1.20 |
| Other Investment Property | 489 | 8 | 2.09 | 0.37 | 3.03 |
| Commercial Development | 227 | 45 | 22.72 | 0.05 | 22.66 |
| **Total Investment Properties** | **$4,376** | **79** | **2.10** | **0.14** | **3.90** |

- Excluding Commercial Development, NPL ratio would be 0.97% for 4Q12, down from 1.54% excluding Commercial Development for 3Q12
- Past Due ratio improved to 0.15% in 4Q12 from 0.45% in 3Q12
  - Less than $1 million of loans were past due greater than 90 days as of December 31, 2012
- Without Commercial Development, NPL ratio would be 0.97%

# C&I Portfolio

(dollars in millions)

## Diverse Industry Exposure as of 12/31/12


2.4%
3.2%
2.0%
7.8%
2.3%
14.9%
4.6%
8.4%
5.0%
5.8%
6.2%
5.3%
8.5%
6.4%
7.3%
9.9%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
Arts, Entertainment, Rec.
Manufacturing
Construction
Other Services
R/E Other
Accommodation & Food Svcs.
Transportation & Warehousing
Educational Svcs.
All Other

## C&I Portfolio as of 12/31/12

| | Outstanding Balance | NPL Ratio | 30+ DPD Ratio | 4Q12 Net Charge-off Ratio (Annualized) |
|---|---|---|---|---|
| Commercial, Financial & Agricultural | 5,301 | 1.50% | 0.31 | 1.85 |
| Owner Occupied Real Estate | 3,801 | 1.14 | 0.47 | 2.83 |
| **Total C&I Loans** | **$9,102** | **1.35** | **0.38** | **2.27** |

- Non-performing loans ended the quarter at 1.35%, down from 2.06% in 3Q12
- Total past dues are 0.38%, with less than $1 million past due 90 days or more
- C&I portfolio fundamentals remain favorable
- Overall C&I portfolio experienced 2.7% annualized linked quarter growth
  - Commercial, Financial, and Agricultural loans grew for the fourth consecutive quarter

# Retail Portfolio

(dollars in millions)

Total Retail Loans: $4.0 billion
as of 12/31/12



Florida
13%
Atlanta
13%
Alabama
18%
Tennessee
7%
South Carolina
14%
Other Georgia
35%

Retail Portfolio as of 12/31/12

| | Outstanding Balance | NPL Ratio | 30+ DPD Ratio | 4Q12 Net Charge-off Ratio (Annualized) |
|---|---|---|---|---|
| Home Equity Lines | $1,542 | 1.09% | 0.67 | 1.16 |
| Consumer Mortgages | 1,394 | 2.77 | 1.67 | 1.94 |
| Small Business Loans | 516 | 1.07 | 1.02 | 1.15 |
| Credit Cards | 264 | - | 1.85 | 2.97 |
| Other Retail Loans | 295 | 1.20 | 1.26 | 0.57 |
| **Total Retail Loans** | **$4,011** | **1.61** | **1.18** | **1.51** |

- NPL inflows and NPL ratio both improved during the quarter
- Total retail loans grew an annualized 4.3% in 4Q12 on a linked quarter basis
- Retail credit metrics remain favorable

# Loan Loss Reserve Coverage Trends



(dollars in millions)
3.23%
$678
3.08%
$631
2.96%
$595
2.67%
$536
2.56%
$508
2.30%
$453
2.13%
$420
1.91%
$373
176.08%
161.55%
145.12%
124.04%
128.32%
136.94%
131.56%
93.58%
75.74%
71.33%
68.27%
60.76%
60.74%
60.03%
60.04%
68.72%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Loan Loss Reserve
LLR to NPL
LLR to NPL (excluding NPLs for which the expected loss has been charged off)

# Past Dues by Portfolio Type

| (dollars in millions) | 30-Days + Past Due | | Outstanding Balance |
|---|---|---|---|
| | 3Q12 | 4Q12 | 4Q12 |
| Investment properties | 0.45% | 0.14 | $4,376 |
| 1-4 family construction | 0.88 | 1.54 | 131 |
| 1-4 family investment mortgage | 0.96 | 1.18 | 866 |
| Residential development | 0.23 | 0.31 | 282 |
| **Residential properties** | **0.76** | **1.02** | **1,279** |
| Land for future development | 0.22 | 0.47 | 794 |
| **Total CRE** | **0.48** | **0.36** | **6,449** |
| Commercial and industrial | 0.33 | 0.38 | 9,102 |
| Retail | 1.16 | 1.18 | 4,011 |
| **Total*** | **0.55%** | **0.54** | **$19,542** |

*Excludes unearned income of $20.4 million

# Net Charge-offs by Type

(dollars in millions, percentages annualized)

| | 2Q12 | | 3Q12 | | 4Q12 | |
|---|---|---|---|---|---|---|
| Investment properties | $13 | 1.17% | $10 | 0.90% | $43 | 3.90% |
| 1-4 family properties | 15 | 4.05 | 11 | 3.04 | 38 | 11.03 |
| Land for future development | 26 | 10.25 | 30 | 12.33 | 46 | 21.53 |
| **Total CRE** | **54** | **3.13** | **51** | **2.96** | **127** | **7.66** |
| Commercial and industrial | 34 | 1.52 | 34 | 1.55 | 52 | 2.27 |
| Retail | 11 | 1.08 | 11 | 1.12 | 15 | 1.51 |
| **Total net charge-offs** | **$99** | **1.99%** | **$96** | **1.97%** | **$194** | **3.94%** |

# Improvement in Concentrations

(dollars in millions)

| | 4Q07 | | 4Q08 | | 4Q09 | | 4Q10 | | 4Q11 | | 4Q12 | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Investment Properties | $4,530 | 17.1% | $5,523 | 19.8% | $5,897 | 23.2% | $5,059 | 23.4% | $4,569 | 22.8% | $4,376 | 22.3% |
| Residential Properties | 5,824 | 21.9 | 5,177 | 18.5 | 3,316 | 13.1 | 2,103 | 9.8 | 1,618 | 8.1 | 1,279 | 6.5 |
| Land Acquisition | 1,546 | 5.8 | 1,620 | 5.8 | 1,529 | 6.0 | 1,218 | 5.6 | 1,095 | 5.4 | 794 | 4.1 |
| **Total CRE** | **$11,900** | **44.8%** | **$12,320** | **44.1%** | **$10,742** | **42.3%** | **$8,380** | **38.8%** | **$7,282** | **36.3%** | **$6,449** | **32.9%** |
| C&I | 10,648 | 40.1 | 11,248 | 40.2 | 10,448 | 41.1 | 9,265 | 42.9 | 8,929 | 44.4 | 9,102 | 46.6 |
| Retail | 3,997 | 15.1 | 4,390 | 15.7 | 4,212 | 16.6 | 3,951 | 18.3 | 3,880 | 19.3 | 4,011 | 20.5 |
| **Total*** | **$26,499** | **100.0%** | **$27,920** | **100.0%** | **$25,383** | **100.0%** | **$21,586** | **100.0%** | **$20,080** | **100.0%** | **$19,542** | **100.0%** |

*Total Loans exclude unearned income, which is not displayed on this table.

# Non-GAAP Financial Measures

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

| (dollars in millions) | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Total risk-weighted assets | $21,487 | $21,230 | $21,146 | $21,443 | $21,388 (3) |
| Income (loss) before taxes | $27 | $36 | $38 | $31 | ($72) |
| Add: Provision for losses on loans | 54 | 66 | 44 | 64 | 146 |
| Add: Other credit costs(1) | 36 | 25 | 26 | 22 | 39 |
| Add: Restructuring charges | 1 | 1 | 1 | 1 | 2 |
| Add: Visa indemnification charges | 6 | 3 | 2 | 1 | 1 |
| Subtract: Investment securities gains, net | (10) | (20) | (4) | (7) | (8) |
| **Pre-tax, pre-credit costs income** | **$114** | **$111** | **$107** | **$112** | **$108** |
| **Pre-tax, pre-credit costs income/RWA(2)** | **2.1%** | **2.1%** | **2.0%** | **2.1%** | **2.0%** (3) |

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Annualized
(3) Preliminary

# Non-GAAP Financial Measures

| (in millions) | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Total non-interest income | $73 | $84 | $76 | $73 | $80 |
| Subtract: Investment securities gains, net | (10) | (20) | (4) | (7) | (8) |
| **Non-interest income excluding investment securities gains, net** | **$63** | **$64** | **$72** | **$66** | **$72** |

| | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Sequential quarter (decline) increase in total loans | ($22) | ($236) | ($164) | $52 | ($190) |
| Transfers to other loans held for sale | 75 | 98 | 110 | 71 | 479 |
| Foreclosures | 36 | 48 | 30 | 43 | 34 |
| Charge-offs excluding transfers to other loans held for sale | 78 | 65 | 53 | 74 | 23 |
| **Net sequential quarter loan growth (decline)** | **$167** | **($25)** | **$29** | **$240** | **$345** |

# Non-GAAP Financial Measures

| (dollars in millions except per share data) | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Total assets | $27,163 | $27,065 | $26,294 | $25,764 | $26,763 |
| Subtract: Goodwill | (24) | (24) | (24) | (24) | (24) |
| Subtract: Other intangible assets, net | (9) | (8) | (7) | (6) | (5) |
| Tangible assets | $27,130 | $27,033 | $26,263 | $25,734 | $26,734 |
| | | | | | |
| Total shareholders' equity | $2,827 | $2,822 | $2,853 | $2,876 | $3,573 |
| Subtract: Goodwill | (24) | (24) | (24) | (24) | (24) |
| Subtract: Other intangible assets, net | (9) | (8) | (7) | (6) | (5) |
| Subtract: Series A Preferred Stock | (947) | (950) | (952) | (955) | (957) |
| Tangible common equity | $1,847 | $1,840 | $1,870 | $1,891 | $2,587 |
| **Tangible common equity to tangible assets ratio** | **6.81%** | **6.81%** | **7.12%** | **7.35%** | **9.67%** |

| | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Tangible common equity | $1,847 | $1,840 | $1,870 | $1,891 | $2,586 |
| Subtract: tMeds | (260) | (260) | (260) | (260) | (260) |
| Tangible common equity excluding tMeds | $1,587 | $1,580 | $1,610 | $1,631 | $2,326 |
| Shares outstanding | 786 | 787 | 787 | 787 | 787 |
| **Tangible book value per common share** | **$2.02** | **$2.01** | **$2.05** | **$2.07** | **$2.96** |

# Non-GAAP Financial Measures

| (dollars in millions) | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Total shareholders' equity | $2,827 | $2,822 | $2,853 | $2,876 | $3,573 |
| Subtract: Accumulated other comprehensive (income) loss | (21) | 2 | (7) | (16) | (4) |
| Subtract: Goodwill | (24) | (24) | (24) | (24) | (24) |
| Subtract: Other intangible assets, net | (9) | (8) | (7) | (6) | (5) |
| Subtract: Disallowed deferred tax assets | - | - | - | - | (714) |
| Add: Other items | 8 | 8 | 7 | 6 | 6 |
| Subtract: Series A Preferred Stock | (947) | (950) | (952) | (955) | (957) |
| Subtract: Qualifying trust preferred securities | (10) | (10) | (10) | (10) | (10) |
| Tier 1 common equity | 1,824 | 1,840 | 1,860 | 1,871 | 1,865 |
| Risk weighted assets | 21,487 | 21,230 | 21,146 | 21,443 | 21,388[1] |
| **Tier 1 common equity ratio** | **8.49%** | **8.67%** | **8.80%** | **8.73%** | **8.72%**[1] |

| | 2010 | 2011 | 2012 |
|---|---|---|---|
| Total non-interest expense | $1,010 | $904 | $816 |
| Subtract: Other credit costs[2] | (198) | (149) | (112) |
| Subtract: Restructuring charges | (6) | (31) | (5) |
| Subtract: Visa indemnification charges | - | (6) | (7) |
| Add: Curtailment gain | 7 | - | - |
| **Core expenses** | **$813** | **$718** | **$692** |

(1) Preliminary
(2) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale